                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Nos. 33-11187, 33-33491, 33-44872, 333-69733 and 333-75504) on Form S-8 of
Check Technology Corporation of our report dated October 12, 2001, with respect to the consolidated financial statements of the Delphax Systems business unit of Xerox Corporation included in this Report on Form 8-K/A of Check Technology Corporation.


                                       /s/ Ernst & Young LLP
                                       ---------------------
                                       Ernst & Young LLP


Minneapolis, Minnesota
March 4, 2002